Exhibit 32

Certification of the Chief Executive Officer and Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-
Oxley Act of 2002

I, Kenneth S. Forster, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of APC Group, Inc. on Form 10-QSB for the quarterly period ended May 31, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of APC Group, Inc.

Date: July 22, 2008

By:	/s/ Kenneth S. Forster
Kenneth S. Forster,
Chief Executive Officer, and
Principal Financial Officer